Exhibit 99.1

NCL Corporation Ltd. Announces Debt Tender Offer

MIAMI, September 8, 2025 (GLOBE NEWSWIRE) -- NCL Corporation Ltd. (“NCLC”), a subsidiary of Norwegian Cruise Line Holdings Ltd. (NYSE: NCLH) (“NCLH”), has commenced a cash tender offer (the “Tender Offer”) to purchase any and all of its outstanding (i) 5.875% Senior Secured Notes due 2027 (the “2027 Notes”) and (ii) 5.875% Senior Notes due 2026 (the “2026 Notes” and, collectively with the 2027 Notes, the “Notes” and each a “Series” of Notes).

The terms and conditions of the Tender Offer are described in an Offer to Purchase dated September 8, 2025 (as amended or supplemented from time to time, the “Offer to Purchase”) and the accompanying Notice of Guaranteed Delivery (as amended or supplemented from time to time, the “Notice of Guaranteed Delivery” and, together with the Offer to Purchase, the “Tender Offer Documents”). Capitalized terms used in this press release and not defined herein have the meanings given to them in the Offer to Purchase.

CUSIP Numbers	Title of Security	Aggregate Principal Amount Outstanding	Reference U.S. Treasury Security	Par Call Date	Fixed Spread	Bloomberg Reference Page
62886HB E0 (Rule 144A); G6436Q AN6 (Reg S)	5.875% Senior Secured Notes due 2027	$1,000,000,000	4.000% U.S. Treasury due February 15, 2026	February 15, 2026	50 bps	FIT3
62886H BA8 (Rule 144A); G6436Q AL0 (Reg S)	5.875% Senior Notes due 2026	$225,000,000	4.000% U.S. Treasury due December 15, 2025	December 15, 2025	50 bps	FIT3

Concurrently with the commencement of the Tender Offer, NCLC launched an offering (the “New Unsecured Notes Offering”) of new senior notes (the “New Unsecured Notes”) in an aggregate principal amount of $2,050.0 million. The Tender Offer is subject to, and conditioned upon, the satisfaction or waiver of certain conditions described in the Offer to Purchase, including the consummation of the New Unsecured Notes Offering on terms satisfactory to NCLC, in its sole discretion, on or prior to the Settlement Date and certain general conditions, in each case as described in more detail in the Offer to Purchase. The Tender Offer is not conditioned upon any minimum amount of Notes being tendered, and the Tender Offer may be amended, extended or terminated.

The Tender Offer will expire at 5:00 p.m., New York City time, on September 12, 2025, unless extended (such date and time, as the same may be extended, the “Expiration Date”) or earlier terminated. In order to receive the applicable Tender Offer Consideration, Holders of Notes subject to the Tender Offer must validly tender and not validly withdraw their Notes on or prior to the Expiration Date (or otherwise in accordance with the guaranteed delivery procedures set forth in the Tender Offer Documents).

The applicable Tender Offer Consideration for each $1,000 in principal amount of Notes tendered at or prior to the Expiration Date and accepted for payment pursuant to the Tender Offer will be determined in the manner described in the Offer to Purchase by reference to the applicable Fixed Spread specified in the table above for each Series of Notes over the applicable yield based on the bid-side price of the applicable Reference U.S. Treasury Security specified in the table above, as calculated by the Dealer Manager at 2:00 p.m., New York City time, on September 12, 2025, unless extended.

In addition to the applicable Tender Offer Consideration, accrued and unpaid interest to, but excluding, the Settlement Date will be paid in cash on all validly tendered Notes accepted for purchase in the Tender Offer. The Tender Offer Consideration plus accrued and unpaid interest for Notes that are validly tendered on or prior to the Expiration Date (or otherwise in accordance with the guaranteed delivery procedures set forth in the Tender Offer Documents), not validly withdrawn and accepted for purchase will be paid by NCLC in same day funds promptly following the Expiration Date (the “Settlement Date”). NCLC expects that the Settlement Date will be September 17, 2025. No tenders will be valid if submitted after the Expiration Date (unless in accordance with the guaranteed delivery procedures set forth in the Tender Offer Documents). Notes tendered pursuant to the Tender Offer may be withdrawn at or prior to the Expiration Date or as otherwise required by law.

For Holders who deliver a Notice of Guaranteed Delivery and all other required documentation at or prior to the Expiration Date, upon the terms and subject to the conditions set forth in the Tender Offer Documents, the deadline to validly tender Notes using the guaranteed delivery procedures set forth in the Tender Offer Documents will be the second business day after the Expiration Date and is expected to be 5:00 p.m., New York City time, on September 16, 2025, unless extended.

NCLC expects to pay the Tender Offer Consideration on any Notes validly tendered and not validly withdrawn at or prior to the Expiration Date with proceeds from the New Unsecured Notes Offering.

NCLC has issued conditional notices of redemption to redeem, on September 18, 2025, all of the 2027 Notes and the 2026 Notes, as applicable, that are not validly tendered and accepted for purchase in the Tender Offer, in each case at a redemption price equal to the applicable Tender Offer Consideration, plus accrued and unpaid interest to, but excluding, the redemption date. The redemptions of the 2027 Notes and the 2026 Notes pursuant to these notices of redemption are conditioned upon Holders of not less than 90% of the outstanding 2027 Notes or 2026 Notes, as applicable, validly tendering and not withdrawing such 2027 Notes or 2026 Notes, as applicable, in the Tender Offer, and NCLC purchasing all of such 2027 Notes or 2026 Notes, as applicable, validly tendered and not withdrawn by such Holders. If Holders of less than 90% of the outstanding 2027 Notes or 2026 Notes, as applicable, validly tender and do not withdraw such 2027 Notes or 2026 Notes, as applicable, in the Tender Offer, then, following the Expiration Date, NCLC intends to issue notices of redemption to redeem, on February 15, 2026 and December 15, 2025, all of the 2027 Notes and the 2026 Notes, respectively, as applicable, that are not validly tendered and accepted for purchase in the Tender Offer, in each case at a redemption price of 100.000% of the then applicable outstanding principal amount, plus accrued and unpaid interest to, but excluding, the applicable redemption date. Upon delivery of such notices of redemption, NCLC intends to satisfy and discharge the indentures governing the 2027 Notes and the 2026 Notes by depositing with the applicable trustee cash or government securities sufficient to pay the applicable redemption price on the applicable redemption date, plus accrued and unpaid interest to, but excluding, the applicable redemption date. NCLC expects to use part of the proceeds from the New Unsecured Notes Offering to fund the redemptions. This press release is not a notice of redemption with respect to either Series of Notes.

Morgan Stanley & Co. LLC is the Dealer Manager for the Tender Offer. Global Bondholder Services Corporation is acting as Tender Agent and Information Agent. Persons with questions regarding the Tender Offer should contact Morgan Stanley & Co. LLC at (collect) (212) 761-1057, (toll-free) (800) 624-1808. Holders may obtain copies of the Offer to Purchase, the Notice of Guaranteed Delivery and other related materials through the following website: https://www.gbsc-usa.com/ncl. Any questions regarding the tendering of Notes should be directed to Global Bondholder Services Corporation at (toll-free) (855) 654-2014, (for banks and brokers) (212) 430-3774 or by email to contact@gbsc-usa.com.

This press release is neither an offer to purchase nor a solicitation of an offer to sell the Notes. Further, nothing contained herein shall constitute a notice of redemption of the Notes or any other securities. The Tender Offer is being made only by the Tender Offer Documents and the information in this press release is qualified by reference to the Tender Offer Documents. None of NCLC or its affiliates, their respective boards of directors, the Dealer Manager, the Tender Agent, the Information Agent or the trustees with respect to any Notes is making any recommendation as to whether Holders should tender any Notes in response to the Tender Offer, and neither NCLC nor any such other person has authorized any person to make any such recommendation. Holders must make their own decision as to whether to tender any of their Notes, and, if so, the principal amount of Notes to tender.

The New Unsecured Notes are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States, only to non-U.S. investors pursuant to Regulation S. The New Unsecured Notes will not be registered under the Securities Act or the securities laws of any state and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

About Norwegian Cruise Line Holdings Ltd.

Norwegian Cruise Line Holdings Ltd. (NYSE: NCLH) is a leading global cruise company which operates Norwegian Cruise Line, Oceania Cruises and Regent Seven Seas Cruises. With a combined fleet of 34 ships and more than 71,000 Berths, NCLH offers itineraries to approximately 700 destinations worldwide. NCLH expects to add 13 additional ships across its three brands through 2036, which will add over 38,400 Berths to its fleet.

Cautionary Statement Concerning Forward-Looking Statements

Some of the statements, estimates or projections contained in this press release are “forward-looking statements” within the meaning of the U.S. federal securities laws intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release, including statements regarding the Tender Offer and the New Unsecured Notes Offering and the use of proceeds therefrom, may be forward-looking statements. Many, but not all, of these statements can be found by looking for words like “expect,” “anticipate,” “goal,” “project,” “plan,” “believe,” “seek,” “will,” “may,” “forecast,” “estimate,” “intend,” “future” and similar words. Forward-looking statements do not guarantee future performance and may involve risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. For a discussion of these risks, uncertainties and other factors, please refer to the factors set forth under the sections entitled “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements” in our most recently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and subsequent filings with the Securities and Exchange Commission. These factors are not exhaustive and new risks emerge from time to time. There may be additional risks that we consider immaterial or which are unknown. Such forward-looking statements are based on our current beliefs, assumptions, expectations, estimates and projections regarding our present and future business strategies and the environment in which we expect to operate in the future. These forward-looking statements speak only as of the date made. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in our expectations with regard thereto or any change of events, conditions or circumstances on which any such statement was based, except as required by law.

Investor Relations & Media Contact

Sarah Inmon

(786) 812-3233

InvestorRelations@nclcorp.com

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